                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO._____)

         Filed by the Registrant [X]

         Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

         [X] Preliminary Proxy Statement               [ ] Confidential, for Use
                                                           of the Commission
                                                           Only (as permitted by
                                                           Rule 14a-6(e)(2))

         [ ] Definitive Proxy Statement

         [ ] Definitive Additional Materials

         [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12

                            West Pointe Bancorp, Inc.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [X] No Fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5) Total fee paid:

         -----------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3) Filing Party:

         -----------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                                                              PRELIMINARY COPIES

                     [WEST POINTE BANCORP, INC. LETTERHEAD]




                                                                  MARCH 16, 2001


To the Shareholders:

We are pleased to enclose the Notice of Annual Meeting of Shareholders, along with the Proxy Statement and Proxy for our Annual Meeting to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois, on Wednesday, April 11, 2001 at 10:00 a.m. We have also enclosed our 2000 Annual Report which contains audited consolidated financial statements for the Company and its sole subsidiary. The Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

The board of directors recommends that you vote "FOR" each of the proposals outlined in the Notice and the Proxy Statement.

We look forward to seeing you at the meeting.

Cordially,




/s/ Harry E. Cruncleton                          /s/ Terry W. Schaefer
---------------------------                      -------------------------------
Chairman of the Board                            President and
                                                 Chief Executive Officer

                                                              PRELIMINARY COPIES

                               [WEST POINTE LOGO]


                                                      5701 West Main Street
                                                      Belleville, Illinois 62226


       NOTICE OF
       ANNUAL MEETING OF SHAREHOLDERS
       APRIL 11, 2001

       You are invited, as a shareholder of West Pointe Bancorp, Inc., an Illinois corporation (the "Company"), to be present or represented by proxy at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois, on Wednesday, April 11, 2001 at 10:00 a.m. for the following purposes:

               1.   To elect directors;

               2. To approve the adoption of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 1,000,000 to 10,000,000;

               3. To approve the adoption of an amendment to the West Pointe Bancorp, Inc. 1998 Stock Option Plan to increase the number shares with respect to which options may be granted under that Plan from 50,000 to 250,000; and

               4. To transact such other business as may properly come before the meeting.

       Shareholders of the Company of record at the close of business on March 12, 2001 are entitled to vote at the Annual Meeting of Shareholders and any and all adjournments thereof. The Company will make available an alphabetical list of shareholders entitled to vote at the Annual Meeting for examination by any shareholder. The shareholder list will be available for inspection, during ordinary business hours, at West Pointe Bank And Trust Company, 5701 West Main Street, Belleville, Illinois from April 1, 2001 until the Annual Meeting. Since a majority of the outstanding shares of stock of the Company which are entitled to vote at the meeting must be represented to constitute a quorum, all shareholders are urged either to attend the meeting or to be represented by proxy.

       Whether or not you expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope at your earliest convenience. If you attend the meeting and wish to change your vote or for any other reason desire to revoke your proxy, you may do so at any time before the voting. Attendance at the Annual Meeting of Shareholders will not in itself constitute a revocation of a previously furnished proxy, and shareholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) and vote in person.



                                                  /s/ J. E. Cruncleton
                                                  J. E. CRUNCLETON
                                                  Corporate Secretary
       Belleville, Illinois
       March 16, 2001

QUESTIONS AND ANSWERS


Q. WHEN AND WHERE IS THE ANNUAL MEETING?

We will be holding the Annual Meeting of Shareholders of West Pointe Bancorp, Inc. on April 11, 2001 at 10:00 a.m., local time, at St. Clair Country Club, South 78th Street, Belleville, Illinois.

This proxy statement and the enclosed form of proxy will be mailed together to our shareholders on or about March 16, 2001.

Q. WHAT AM I BEING ASKED TO VOTE ON AT THE MEETING?

We are asking our shareholders to elect directors, to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 1,000,000 and 10,000,000 and to approve an amendment to the West Pointe Bancorp, Inc. 1998 Stock Option Plan to increase the number of shares with respect to which options may be granted under that plan from 50,000 to 250,000.

Q. HOW DOES THE BOARD OF DIRECTORS OF WEST POINTE RECOMMEND I VOTE ON THESE PROPOSALS?

The board of directors recommends that you vote "FOR" all of the nominees for director and "FOR" the other two proposals.

Q. WHO IS ENTITLED TO VOTE AT THE MEETING?

You are entitled to vote at the meeting if you owned shares as of the closing of business on March 12, 2001, the record date for the meeting. On March 12, 2001, there were 489,980 shares of our common stock outstanding.

Q. WHAT VOTE OF THE SHAREHOLDERS IS NEEDED TO ELECT DIRECTORS AND FOR OTHER MATTERS?

Each share of common stock is entitled to one vote with respect to each matter on which it is entitled to vote. A majority of votes of the shares entitled to vote on a matter shall constitute a quorum. Except for the proposal to approve an amendment to our Articles of Incorporation, if a quorum is present, the affirmative vote of the majority of the votes cast on a matter shall be the act of the shareholders. For Proxy Item No. 2, approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock, the affirmative vote of two-thirds of the votes of the shares entitled to vote on such amendment is required for approval.

Q. WHAT DO I NEED TO DO NOW?

You should carefully read this proxy statement and then complete, sign, date and promptly return the accompanying proxy. We have provided a self-addressed postage paid envelope for your convenience.

Q. WHAT HAPPENS IF I SIGN, DATE AND RETURN THE PROXY BUT FORGET TO INDICATE HOW I WANT MY SHARES OF COMMON STOCK VOTED?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote "FOR" all of the nominees for directors, and "FOR" each of the other two proposals.

Q. WHAT HAPPENS IF I MARK "ABSTAIN" ON THE PROXY?

If you mark your proxy "abstain," your vote will count against the proposal to amend the articles of incorporation but will not affect the voting on the other matters.

Q. CAN I CHANGE MY MIND AFTER I HAVE MAILED IN MY SIGNED PROXY?

Yes. There are three ways that you may withdraw your proxy at any time before the vote at the meeting takes place: (1) you may return to the Corporate Secretary of West Pointe, another duly executed and signed proxy bearing a later date; (2) you may deliver a written revocation of your proxy to the Corporate Secretary of West Pointe, or (3) you may attend the meeting, or any adjournment or postponement thereof, in person and vote your shares of common stock covered by the proxy. You should note that if you rely on the third option, simply attending the meeting will not revoke your proxy.

The mailing address for the Corporate Secretary is: 5701 West Main Street, Belleville, Illinois 62226.

                                                              PRELIMINARY COPIES

                         [WEST POINTE LETTERHEAD / LOGO]


PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the board of directors of West Pointe Bancorp, Inc. of proxies to be voted at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois on Wednesday, April 11, 2001 at 10:00 a.m., and at any and all adjournments thereof.

West Pointe Bancorp, Inc., referred to in this Proxy Statement as "West Pointe", the "Company", "we", or "us", was incorporated in 1997 under the Illinois Business Corporation Act of 1983, as amended. We are registered as a bank holding company under the Illinois Bank Holding Company Act of 1957, as amended, and the federal Bank Holding Company Act of 1956, as amended. We function as the holder of the capital stock of West Pointe Bank And Trust Company (the "Bank"), our wholly-owned subsidiary. The mailing address of our principal executive offices is 5701 West Main Street, Belleville, Illinois 62226.

Only shareholders of record at the close of business on March 12, 2001 will be eligible to vote at the meeting. Except for shares owned by the Company, each share of common stock, $1.00 par value, of the Company outstanding on such record date will be entitled to one vote. As of March 12, 2001, 489,980 shares of Company common stock were outstanding and entitled to vote. This Proxy Statement and the accompanying form of proxy were first forwarded to shareholders on March 16, 2001.

Unless you indicate to the contrary, the persons named in the accompanying proxy will vote your properly completed proxy for

     (1)  The election as directors of the nominees named below;

     (2) To approve the adoption of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 1,000,000 to 10,000,000; and

     (3) To approve the adoption of an amendment to the West Pointe Bancorp, Inc. 1998 Stock Option Plan to increase the number of shares with respect to which options may be granted under that Plan from 50,000 to 250,000.

A majority of votes of the shares, entitled to vote on a matter, shall constitute a quorum. Except for Proxy Item No. 2, if a quorum is present, the affirmative vote of the majority of the votes cast on a matter shall be the act of the shareholders. Except for Proxy Item No. 2, for purposes of determining the outcome of the vote on these items, an instruction to abstain from voting on a proposal will not affect the voting on a matter. For Proxy Item No. 2, approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock, the affirmative vote of two-thirds of the votes of the shares entitled to vote on such amendment is required for approval. For purposes of determining the outcome of the vote on Proxy Item No. 2, an instruction to abstain from voting will count as a vote against the proposal.

Whether or note you expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope at your earliest convenience. If you attend the meeting and wish to change your vote or for any other reason desire to revoke your proxy, you may do so at any time before the voting. Attendance at the Annual Meeting of Shareholders will not in itself constitute a revocation of a previously furnished proxy, and shareholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) and vote in person. There are three ways that you may withdraw your proxy at any time before the vote at the meeting takes place: (1) you may return to the Corporate Secretary of West Pointe, another duly executed and signed proxy bearing a later date; (2) you may deliver a written revocation of your proxy to the Corporate Secretary of West Pointe, or (3) you may attend the meeting, or any adjournment or postponement thereof, in person and vote your shares of common stock covered by the proxy. You should note that if you rely on the third option, simply attending the meeting will not revoke your proxy.

ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

     Under the Company's Articles of Incorporation, generally the number of directors of the Company is fixed, and may be increased or decreased from time to time, by the bylaws or by resolution of the board of directors. Currently, the board has fixed the numbers of directors at eight members. The board of directors is divided into three classes. The members of each class are elected for a term of three years, with the terms of office of all members of one class expiring each year so that approximately one-third of the total number of directors are elected each year. Each board member serves a three year term, each to hold office until the Annual Meeting to be held in which that class is elected or until a successor is elected and has qualified or until the earlier of death, resignation or removal.

     The shareholders are asked to elect Harry E. Cruncleton and William C. Allison to additional three year terms ending with the 2004 Annual Meeting or until a successor is elected and has qualified or until the earlier of death, resignation or removal. Each nominee is currently a director. The affirmative vote of the majority of the votes cast is necessary to elect a director. West Pointe's articles of incorporation do not allow cumulative voting. Directors of the Bank are separately elected to one year terms by West Pointe.

     The board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the board. The ages, principal occupations, directorships held and other information as of February 15, 2001 with respect to the nominees and directors whose terms will continue after the Annual Meeting are shown below. Unless otherwise indicated, each position was with West Pointe.

     TO BE ELECTED FOR TERMS EXPIRING IN 2004:

         HARRY E. CRUNCLETON    PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD AND
                                       DIRECTOR OF THE COMPANY AND THE BANK
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 76

                    Chairman of the board of directors, West Pointe since 1997 and the Bank since 1990; Vice Chairman, Magna Group, Inc., a bank holding company; Chief Executive Officer, Magna Bank of Belleville, 1971-1989; Director: Company and Bank, since their respective formations.

         WILLIAM C. ALLISON     PRINCIPAL OCCUPATION: RETIRED MANAGING PARTNER,
                                       ALLISON, KNAPP AND SIEKMANN
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 58

                    Retired Managing Partner, Allison, Knapp and Siekmann, an accounting firm, 1965-1996; Director: Company and the Bank, since their respective formations.

     TO CONTINUE IN OFFICE UNTIL 2003:

         TERRY W. SCHAEFER      PRINCIPAL OCCUPATION: PRESIDENT, CHIEF EXECUTIVE
                                       OFFICER AND DIRECTOR OF THE COMPANY AND
                                       THE BANK
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 54

                    President, Chief Executive Officer and Director, West Pointe since 1997 and the Bank since 1990; President and Chief Executive Officer, Magna Bank of Belleville, prior to 1990; various other capacities, Magna Bank of Belleville, 1971-1989. Mr. Schaefer is the son-in-law of Mr. Cruncleton.
                    Director: Company and the Bank, since their respective formations.

         EDWARD J. SZEWCZYK     PRINCIPAL OCCUPATION: MEDICAL DOCTOR, PRIVATE
                                       PRACTICE.
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 72

                    Medical Doctor, private practice, specializing in ophthalmology since 1955; Director: Magna Bank of Belleville, 1975-1990; the Company and the Bank, since their respective formations.

         WAYNE W. WEEKE         PRINCIPAL OCCUPATION: RETIRED PRESIDENT, WEEKE
                                       WHOLESALE COMPANY.
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 65

                    Retired President, Weeke Wholesale Company, a distributor of candies, tobacco and sundries, 1962-2000; Director: Magna Bank of Belleville, 1975-1990; the Company and the Bank, since their respective formations.

TO CONTINUE IN OFFICE UNTIL 2002:

         DAVID G. EMBRY         PRINCIPAL OCCUPATION: PRESIDENT, C-MAC, INC.
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 41

                    President, C-Mac, Inc., Operator of McDonald's restaurants, since 1978; Vice-President and Director of Operations, C-Mac, Inc., 1985-1993; other involvement in these restaurants, 1982-1985; President, EmbryAir, Inc., an aircharter company, 1979-1982. Director: The Company since its formation and the Bank since 1993.

         JACK B. HAYDON         PRINCIPAL OCCUPATION: PRESIDENT, REESE
                                       CONSTRUCTION COMPANY
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 65

                    President, Reese Construction Company, specializing in road paving, since 1970; other involvement in construction business, since 1961; Director: Magna Bank of Fairview Heights, 1982-1986; Magna Bank of Belleville, 1986-1990; the Company and the Bank, since their respective formations.

         CHARLES G. KURRUS, III PRINCIPAL OCCUPATION: PRESIDENT, KURRUS FUNERAL
                                       HOME.
                                FIRST BECAME DIRECTOR: 1997
                                AGE: 66

                    President, Kurrus Funeral Home, Belleville, Illinois, since 1972; Director: Mark Twain Bank of Belleville until 1987; Magna Bank of Belleville, 1987-1990; the Company and the Bank, since their respective formations.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Information is set forth below regarding beneficial ownership of common stock of the Company, to the extent known to the Company, by (i) each beneficial owner of more than 5% of the outstanding shares of common stock of the Company; (ii) each person who is a director or nominee; (iii) each executive officer named in the Summary Compensation Table on page 9; and
     (iv) all directors and executive officers as a group. The business address of each person listed is 5701 West Main Street, Belleville, Illinois 62226. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. All information is as of December 31, 2000.

                                                          AMOUNT AND NATURE OF
                                                               BENEFICIAL             PERCENT OF
                    NAME                                        OWNERSHIP               CLASS
                    ----                                  --------------------        ----------
         Terry W. Schaefer (1)                                     9,899                 2.01

         Harry E. Cruncleton (2)                                  29,836                 6.06

         William C. Allison (3)                                    7,275                 1.48

         David G. Embry (4)                                       29,220                 5.95

         Jack B. Haydon (5)                                        7,983                 1.63

         Charles G. Kurrus, III (6)                                9,100                 1.85

         Edward J. Szewczyk (7)                                   12,000                 2.44

         Wayne W. Weeke (8)                                       18,264                 3.72

         All directors and executive officers as a
         group (13 persons) (9)                                  127,097                25.28


----------

(1) Includes 5,274 shares over which Mr. Schaefer has sole beneficial ownership, 2,125 shares over which Mr. Schaefer has shared beneficial ownership and options to purchase 2,500 shares.

(2) Includes 19,823 shares over which Mr. Cruncleton has sole beneficial ownership, 7,513 shares over which Mr. Cruncleton has shared beneficial ownership and options to purchase 2,500 shares.

(3) Includes 3,385 shares over which Mr. Allison has sole beneficial ownership, 2,890 shares over which Mr. Allison has shared beneficial ownership and options to purchase 1,000 shares.

(4) Includes 28,220 shares over which Mr. Embry has sole beneficial ownership, and options to purchase 1,000 shares.

(5) Includes 100 shares over which Mr. Haydon has sole beneficial ownership, 6,883 shares over which Mr. Haydon has shared beneficial ownership and options to purchase 1,000 shares.

(6) Includes 7,475 shares over which Mr. Kurrus has sole beneficial ownership, 625 shares over which Mr. Kurrus has shared beneficial ownership and options to purchase 1,000 shares.

(7) Includes 11,000 shares over which Dr. Szewczyk has sole beneficial ownership and options to purchase 1,000 shares.

(8) Includes 14,307 shares over which Mr. Weeke has sole beneficial ownership, 2,957 shares over which Mr. Weeke has shared beneficial ownership and options to purchase 1,000 shares.

(9) Includes 90,884 shares over which the executive officers and directors as a group have sole beneficial ownership, 23,413 shares over which the executive officers and directors as a group have shared beneficial ownership and options to purchase 12,800 shares.

BOARD MEETINGS AND COMMITTEES

     During 2000, the board of directors met 22 times. All incumbent directors attended 75% or more of the aggregate meetings of the board and of the board committees on which they served during the period they held office in 2000.

     Our board of directors has appointed a number of committees, including but not limited to, an executive committee and an audit committee. The membership and function of the executive committee and audit committee are described below. Our entire board of directors acts on nominations for directors, and therefore we do not have a nominating committee. Our entire board of directors acts on compensation matters, with officers excusing themselves when their compensation is at issue, and therefore we do not have a separate compensation committee.

     EXECUTIVE COMMITTEE

          Board Members: Messrs. Cruncleton, Allison, Haydon, Kurrus III, and Schaefer

     Our executive committee has the powers of our board of directors in directing the management of our business and affairs in the intervals between meetings of our board of directors (except for certain matters otherwise delegated by our board of directors, or which by statute, our articles of incorporation or our bylaws are reserved for our entire board of directors). The executive committee did not meet in 2000. Mr. Bruce Bone, our Executive Vice President & Chief Financial Officer, also participates in meetings of the Executive Committee.

     AUDIT COMMITTEE

          Board Members: Messrs. Allison, Embry and Kurrus III

     Our audit committee assists our board of directors in fulfilling its responsibilities to oversee our accounting, auditing and financial reporting practices, internal control policies and procedures and corporate compliance policies. The audit committee met 4 times during 2000. Mr. Bone and Ms. Ramona Gebauer, our Compliance Officer, also participate in meetings of the Audit Committee.

COMPENSATION OF DIRECTORS

     The directors are paid fees of $550 per month, which fees are held under the Bank's optional fee deferral plan. Directors are also paid fees of $100 per committee meeting attended, except that prior to January 1, 2001, they were only paid $50 for committee meetings held on the same day as the monthly board meetings. Committee fees are also held under the Bank's optional fee deferral plan. Directors electing to defer fees under the optional plan are paid interest on such amounts at the rate of 8%, compounded bimonthly.

     There are no arrangements or understandings among any of the directors, executive officers, or any other persons pursuant to which any of the Company's directors or executive officers have been selected for their respective positions.

STOCK PRICE PERFORMANCE GRAPH

     The graph below compares, for the period beginning on June 27, 2000, the date the Company became a reporting company under the Securities and Exchange Act of 1934, through the end of 2000, total shareholder return on the Company's common stock (assuming reinvestment of dividends) with the cumulative total return of the NASDAQ Market (a broad-based market index) and the cumulative total return of the SNL Banks Under $500M in Assets Index, a published industry or line-of-business index. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of our common stock.

                        [TOTAL RETURN PERFORMANCE GRAPH]

                                                                 PERIOD ENDING
-------------------------------------------------------------------------------------------------------------------
INDEX                          06/27/00   06/30/00   07/31/00   08/31/00  09/30/00   10/31/00   11/30/00   12/31/00
                               --------   --------   --------   --------  --------   --------   --------   --------
West Pointe Bancorp, Inc.      100.00     100.31     100.31     100.31    100.63      100.63     102.49     102.81
NASDAQ - Total US*             100.00     102.96      97.38     108.88     94.73       86.92      67.01      63.49
SNL under $500M Bank Index     100.00     100.23     101.67     103.66    105.79      105.60     104.53     105.34

EXECUTIVE COMPENSATION

     REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company entrusts the design and administration of its executive compensation program to its board of directors in lieu of a separate compensation committee. Officers do not participate in the board's decision as to their specific compensation package.

     Executive Compensation Policies.

     Through the executive compensation program, the Company strives to provide competitive compensation packages to attract, motivate and retain superior talent. These packages are designed to provide both short-term and long-term incentives while increasing shareholder value. The board of directors believes its executive compensation program rewards superior performance which results in enhanced shareholder value and greater overall profitability of the Company. The board of directors reviews the executive compensation programs of other executives of similar entities who have comparable responsibilities within competitive markets. The board of directors also considers various published surveys of compensation in its review.

     Components of Executive Compensation.

     The Company uses three components to achieve its goals for executive compensation: base salary, discretionary bonuses and stock options granted under the West Pointe Bancorp, Inc. 1998 Stock Option Plan.

     Base Salary. The board of directors evaluates the base salaries of the executive officers on an annual basis. It considers the experience and performance of the individual executive, the compensation of his or her peers in the industry, the responsibilities and change in responsibilities during the past year of the individual executive, the overall performance of the department under the executive's control and the overall performance of the entire Company. The board does not have a formula for its determination and the board considers all factors in making its decision.

     Bonuses. The board of directors considers bonuses on a discretionary basis at the end of each fiscal year. In its determination, the board reviews the financial performance of the Company compared to internal trends and selected competitors, the individual executive's performance, performance targets and meeting of such targets and increased shareholder value.

     Stock Options. The Company grants its executive officers stock options under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. This plan is designed to attract and retain key executives and provide performance-related incentives to achieve longer-range performance goals. This plan allows executives to participate in the long-term growth and financial success of the Company and further align executives with the interests of the shareholders. While rewarding the executives, this plan serves the Company's goal to achieve sustained shareholder value.

     The board considers many of the same factors in its grant of options as it does in determining the base salary and bonuses. It reviews the scope of the executive's responsibility and the effect of the individual's performance on the Company's overall performance. The board also reviews the prior award levels, total award of options to date of the individual executive and all of the executives and the options granted relative to the number of outstanding shares.

     The number of options granted are based on the discretion of the board. The range generally varies based on the executive's position and responsibility. In 2000, the Company awarded stock options to 6 executive officers.

     Compensation of Chief Executive Officer

     In 2000, Terry W. Schaefer received a base salary of $182,000, discretionary bonuses of $28,176, and 2,500 stock options under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. In setting Mr. Schaefer's compensation, the board considered the overall profitability and prospects of the Company, the salaries, bonuses and stock option awards of CEOs at similar institutions, Mr. Schaefer's individual contribution and performance during the past fiscal year, his prior performance and the growth of the Company. Under Mr. Schaefer's leadership the Company continues to have good long term prospects. The board believes that Mr. Schaefer's compensation level is competitive with comparable institutions.

                                                THE BOARD OF DIRECTORS ACTING AS
                                                      THE COMPENSATION COMMITTEE
                                                             Harry E. Cruncleton
                                                              William C. Allison
                                                                  David G. Embry
                                                                  Jack B. Haydon
                                                           Charles G. Kurrus III
                                                               Terry W. Schaefer
                                                              Edward J. Szewczyk
                                                                  Wayne W. Weeke
                                                                January 10, 2001

     REPORT OF THE AUDIT COMMITTEE

     The West Pointe board of directors' audit committee is comprised of Messrs. Allison, Embry and Kurrus III, three directors who are not officers or employees of the Company. All three are considered independent as that term is defined by the National Association of Securities Dealers ("NASD") listing standards. The board of directors has not adopted a written charter for the audit committee.

     The audit committee reviews West Pointe's financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in the 2000 Annual Report on Securities and Exchange Commission Form 10-K with West Pointe's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The audit committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the audit committee has discussed with the independent auditors, the auditors' independence from West Pointe and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in West Pointe's Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

     Rubin, Brown, Gornstein & Co. LLP ("RBG") acted as our principal auditors in 2000 and has been selected by our board to be our principal auditors for 2001. During 2000, RBG billed us $89,200 for professional services in 2000. This amount consists of:

          Audit Fees

     RBG has billed us $68,000 for professional services rendered for the audit of our annual financial statements for 2000 and for the reviews of the financial statements included in our Form 10-Qs.

          Financial Information Systems and Implementation Fees

     RBG has not billed us any amount for professional services in connection with financial information system and implementation fees in 2000.

          All Other Fees

     RBG has billed us $21,200 for other professional services in 2000.

     The audit committee of the board of directors considers RBG's provision of non-audit services compatible with it maintaining its independence. RBG representatives are expected to be present at the meeting and available to respond to appropriate questions. In addition, a brief statement by representatives of RBG is planned for the annual meeting.

                                                                 AUDIT COMMITTEE
                                                              William C. Allison
                                                                  David G. Embry
                                                           Charles G. Kurrus III
                                                                  March 14, 2001

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The entire board of directors of the Company, including Harry E. Cruncleton, Chairman of the Board, and Terry W. Schaefer, President and Chief Executive Officer of the Company, acts on compensation matters. However, Messrs. Cruncleton and Schaefer recuse themselves from decisions regarding their own compensation.

     SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation for 1999 and 2000 of our President and Chief Executive Officer and the only other executive whose compensation exceeded $100,000 in fiscal year 1999 or 2000.


                                                  ANNUAL COMPENSATION                     LONG TERM COMPENSATION
                                         -------------------------------------   -------------------------------------
                                                                                         AWARDS               PAYOUTS
                                                                                 ------------------------   ----------
                                                                      OTHER                    SECURITIES                    ALL
                                                                      ANNUAL     RESTRICTED      UNDER-                     OTHER
         NAME AND                                                     COMPEN-      STOCK         LYING          LTIP        COMPEN-
        PRINCIPAL                                                     SATION       AWARDS       OPTIONS        PAYOUTS      SATION
        POSITION          FISCAL YEAR     SALARY($)   BONUS($)(1)     ($)(2)         ($)           (#)           ($)        ($)(3)
        ---------         -----------    ----------   -----------   ----------   ----------    ----------   ----------   ----------

Harry E. Cruncleton              2000       128,000        23,676       14,568           --         2,500           --       30,172
Chairman of the Board            1999       117,000         9,750       12,382           --         2,500           --       30,172

Terry W. Schaefer                2000       182,000        28,176       14,761           --         2,500           --       12,725
President and Chief              1999       169,000        14,083       12,320           --         2,500           --        5,711
Executive Officer and
Director

----------

     (1) For 2000, includes an incentive bonus of $13,009 paid in January 2000. No incentive bonus was paid in January 2001.

     (2) Includes director's fees for Mr. Cruncleton of $9,450 and $8,350 for 2000 and 1999, respectively, and director fees for Mr. Schaefer of $9,650 and $8,300 for 2000 and 1999, respectively, and interest on deferred director's fees of $5,118 and $4,032 for Mr. Cruncleton and $5,111 and $4,020 for Mr. Schaefer, for 2000 and 1999, respectively.

     (3) Includes the value of insurance premiums paid by the Company on behalf of the named individuals, and in the case of Mr. Schaefer, the dollar value of accrued benefits attributable to his salary continuation agreement. See "Certain Agreements" herein.

     OPTION GRANTS IN 2000

     The following table sets forth certain information regarding awards of West Pointe stock options to the above named executive officers in 2000. No stock appreciation rights were granted and no options were exercised in 2000.

                                 INDIVIDUAL GRANTS (1)                                           POTENTIAL REALIZABLE
-----------------------------------------------------------------------------------------       VALUE AT ASSUMED RATES
                           NUMBER OF      % OF TOTAL                                               OF STOCK PRICE
                           SECURITIES      OPTIONS        EXERCISE                             APPRECIATION FOR OPTION
                           UNDERLYING     GRANTED TO      OR BASE                                      TERM(3)
                            OPTIONS      EMPLOYEES IN      PRICE           EXPIRATION         -------------------------
NAME/DATE OF GRANT         GRANTED(#)     FISCAL YEAR   ($/SHARE)(2)          DATE               5%($)         10%($)
------------------         ----------    ------------   ------------     ----------------     ----------     ----------

Harry E. Cruncleton             2,500          17.86%     $    54.00     January 12, 2010         84,900        215,150


Terry W. Schaefer               2,500          17.86%     $    54.00     January 12, 2010         84,900        215,150

----------

     (1) The options were granted under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. The material terms of these options are described at "Approval of an Amendment to the West Pointe Bancorp, Inc. 1998 Stock Option Plan to Increase the Number of Shares with Respect to which Options may be Granted (Proxy Item No. 3)."

     (2) The participants are allowed to pay the exercise price in cash, by delivering shares of our common stock or by any other method designated by the board of directors or a committee appointed by the board.

     (3) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and the therefore are not intended to forecast possible future appreciation, if any, of our stock price. The dollar amounts reflect an assumed annualized growth rate, as indicated, in the market value of our common stock from the date of grant to the end of the option term. We did not use an alternative formula for a grant date valuation, as we are not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volative factors. Our stock is not listed or traded on any exchange or market.

CERTAIN AGREEMENTS

     Effective January 12, 2000, the Bank entered into an employment agreement with Harry E. Cruncleton. The agreement provides that Mr. Cruncleton will be paid an annual base salary to be mutually agreed upon by Mr. Cruncleton and the Bank. In the event of Mr. Cruncleton's death, the Bank will pay 50% of his annual base salary to his wife until her death.

     The employment agreement also provides that during his employment and for 15 years thereafter, Mr. Cruncleton will not engage in competition with Bank, divert any client from the Bank or solicit a Bank employee or otherwise engage in conduct adverse to the Bank. In consideration, the Bank will pay Mr. Cruncleton 50% of his annual base salary, for the calendar year ending prior to termination of employment, for 15 years following termination of his employment.

     Effective December 29, 2000, the Company and the Bank entered into a salary continuation agreement with Terry W. Schaefer under which Mr. Schaefer will be paid certain benefits upon the termination of his employment in certain situations. Generally, upon the termination of Mr. Schaefer's employment for any reason (other than death) after age 65, the agreement entitles Mr. Schaefer to an annual retirement payment of $153,200 per year, for 15 years. Mr. Schaefer generally is also entitled to this benefit if his employment terminates (except by death, disability or retirement) within 12 months of a change in control (as defined in the agreement). If Mr. Schaefer's employment is terminated (except by death, disability, for cause or a change in control) at any time before age 65, Mr. Schaefer is entitled to an annual benefit payment for 15 years beginning after age 65. The amount of the annual benefit depends on the year of termination, ranges between $8,548 and $153,200 and is determined by calculating a fixed annuity payable in 15 annual installments, crediting interest on the unpaid accrued balance (as defined in the agreement) at an annual rate of 9 percent, compounded monthly. Mr. Schaefer is entitled to the same benefit if his employment is terminated by disability (as defined in the agreement) before age 65, except the payments begin immediately. If he dies while employed, his beneficiary is entitled to a lump sum payment the amount of which depends on the year of death and ranges between $70,228 and $1,258,709. If he dies after his employment terminates or after benefit payments have otherwise commenced, generally Mr. Schaefer's beneficiary is entitled to receipt of the benefits otherwise payable. Mr. Schaefer generally is not entitled to any benefits under the agreement if his employment terminates for cause (as defined in the agreement), if he competes (as defined in the agreement) with the Company within 3 years after the termination of his employment (except in the case of a change in control), and in other circumstances.

     Also effective December 29, 2000, the Bank entered into a split dollar insurance agreement with Mr. Schaefer. The agreement generally provides that the Bank will pay the premiums on a life insurance policy covering the life of Mr. Schaefer and that Mr. Schaefer's beneficiaries will be entitled to a portion of the proceeds payable upon his death depending on the year of his death and ranging between $500,000 and $1,000,000. The Bank will be entitled to the remainder of the insurance proceeds, which is projected to be an amount sufficient to recover all of its costs associated with the split dollar insurance and the salary continuation agreements with Mr. Schaefer. However, Mr. Schaefer generally is not entitled to any payments under the agreement if his employment terminates prior to age 65.

CERTAIN OTHER INFORMATION REGARDING MANAGEMENT

     TRANSACTIONS AND RELATIONSHIPS; INDEBTEDNESS OF MANAGEMENT

     Other than services provided by the Bank as a bank depository of funds and loans, all of which were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers as required by banking regulations, neither the Company nor the Bank has entered into and is not currently engaged in any transactions with any directors or executive officers of the Company or Bank, or relative of the foregoing persons, except for loans made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires all Company executive officers, directors, and persons owning more than 10% of any registered class of Company stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The Company became subject to the Exchange Act on June 27, 2000 at which time Form 3s for all officers and directors were due. Form 3s were filed for all officers and directors on July 14, 2000. In addition, the Company hired Quinten Spivey, Senior Vice President and Trust Officer, on October 2, 2000, at which time a Form 3 was due. That Form 3 was filed on February 9, 2001. Otherwise, based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that all such persons complied with all applicable filing requirements during 2000.

APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK (PROXY ITEM NO. 2).

     The board of directors has approved and recommends the adoption of an amendment to the Articles of Incorporation of West Pointe Bancorp, Inc. which will increase the number of authorized shares of common stock from 1,000,000 shares to 10,000,000 shares. As of February 15, 2001, 496,230 shares were issued, 489,980 shares were outstanding and 50,000 shares were reserved for conversions and the issuance of common stock under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. The company's Articles of Incorporation also authorize 50,000 shares of preferred stock, which will not be changed by the proposed amendment.

     The board of directors believes that the proposed increase in authorized shares of common stock is desirable to enhance the Company's flexibility in connection with possible future actions such as stock dividends, acquisitions, adoption of stock option or similar employee benefit plans, the funding of capital and operating expenditures or other corporate purposes. At this time, no specific use for the increased shares is planned.

     The future issuance of any newly authorized stock, if any, would be authorized by resolution of the board of directors without further approval of the shareholders, except as required by applicable law. Shareholders have no preemptive rights to subscribe for additional shares. The additional common stock to be authorized would be identical to our currently outstanding common stock, including being subject to the same conditions and having the same voting and other rights. Approval of the proposed amendment and any subsequent issuance of the additional common stock would not affect your current rights as a shareholder, except for effects of a potential increase to the number of shares of common stock outstanding, such as dilution of the earnings per share, book value per share and the voting rights of current holders of common stock. If the amendment is approved by the shareholders, it will be effective once the Company files Articles of Amendment with the Secretary of State of the State of Illinois and the Secretary of State issues a certificate of amendment.

     As provided for in the board of directors' approval, the Articles of Incorporation of West Pointe Bancorp, Inc. will be amended as follows:

         That the first sentence of Section 4 of the Attachment to the Company's Articles of Incorporation be amended to read as follows: "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 10,050,000 of which 10,000,000 are to be shares of common stock, $1.00 par value per share, and of which 50,000 are to be shares of serial preferred stock, $1.00 par value per share."

     Although a proposal to increase the authorized common stock of a company may be construed as having an anti-takeover effect, since authorized and unissued shares of common stock could be issued for the purpose of discouraging an attempt by another person or entity to take control of the company, neither the management of the company nor the board of directors views this proposal in that light. The proposal has not been prompted by any effort by anyone to gain control of the Company, and the Company is not aware of any such effort.

                                   ----------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

APPROVAL OF AN AMENDMENT TO THE WEST POINTE BANCORP, INC. 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES WITH RESPECT TO WHICH OPTIONS MAY BE GRANTED (PROXY ITEM NO. 3)

     It is the judgment of the board of directors that the awarding of stock options has been beneficial in attracting and retaining key employees. We currently issue options pursuant to the West Pointe Bancorp, Inc. 1998 Stock Option Plan. Subject to certain adjustments, a total of 50,000 shares of our common stock currently may be issued pursuant to stock options under this plan. Currently, no shares remain available for issuance under this plan. The board of directors has voted unanimously to amend this plan, subject to shareholder approval, to increase the total number of shares with respect to which options may be granted from 50,000 to 250,000. As provided for in the board of directors' approval, the West Pointe Bancorp, Inc. 1998 Stock Option Plan will be amended as follows:

          The first sentence of subsection (a) of section 4 is amended to read as follows: "Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be 250,000."

     In 1998, our shareholders approved the current form, before amendment, of the West Pointe Bancorp, Inc. 1998 Stock Option Plan. A copy of the current form, before amendment, of the West Pointe Bancorp, Inc. 1998 Stock Option Plan was filed as an exhibit to our Form 10 which we filed with the Securities and Exchange Commission last year pursuant to the requirements of the Securities Exchange Act of 1934. The form of the amended and restated West Pointe Bancorp, Inc. 1998 Stock Option Plan ("Plan"), which includes the proposed increase, was also filed with the Securities and Exchange Commission as an appendix to this proxy statement. However, the Plan is not part of this proxy statement and was not delivered to our shareholders.

     This Plan is intended to promote our interests by (a) attracting and retaining exceptional executive personnel and other key employees and directors; (b) motivating such employees and non-employee directors by means of performance-related incentives to achieve longer-range performance goals; and (c) enabling such employees and non-employee directors to participate in our long-term growth and financial success.

     ELIGIBILITY TO PARTICIPATE IN THE PLAN

     All of our employees, currently 122 people, are eligible to receive grants of employee stock options under the Plan. Our board of directors determines which employees will receive stock options. Six directors who are not our employees are also eligible to receive non-employee director stock options under the Plan, at the discretion of the board. Generally, any options granted are not transferable.

     NUMBER OF SHARES

     Before amendment, the total number of shares issuable pursuant to options under the Plan was 50,000. Options relating to this entire amount have already been granted. As amended by the board, subject to shareholder approval, a total of 250,000 shares will be issuable under the Plan.

     TYPES OF STOCK OPTIONS THAT MAY BE GRANTED UNDER THE PLAN

     Employee Stock Options. We may grant employee optionees either incentive stock options or non-qualified stock options. An incentive stock option is a stock option that qualifies for special tax treatment pursuant to Section 422 of the Internal Revenue Code of 1986, as amended. A non-qualified stock option is a stock option that does not qualify for special tax treatment pursuant to Section 422 of the Internal Revenue Code of 1986, as amended.

     Each employee stock option will be evidenced by a written stock option agreement which will describe the stock option granted, the number of shares covered by the grant, the exercise price, and the terms and conditions applicable to exercise of the stock option, as the board may, in its sole discretion (subject to the provisions of the Plan), specify. In the case of incentive stock options, the terms and conditions of such grants must comply with the rules of Section 422 of the Internal Revenue Code of 1986, as amended. Incentive stock options may not be exercised after the earlier of:

          o the date which is ten years (five years in the case of an employee who owns more than ten percent of the total combined voting power of all classes of our securities) after the date on which such incentive stock option is granted, or

          o the date which is three months (twelve months in the case of an employee who becomes disabled, or who dies) after the date on which the employee ceases to be one of our employees.

     The employee stock options granted under the Plan generally may not become exercisable more rapidly than in equal installments over a five-year period following the date of grant so long as the employee remains employed by us. Employee stock options will become immediately exercisable upon the employee's death or disability. In the event of an employee's employment by us is terminated for cause, such employee's stock options will be canceled on the date the employee's employment with us ceases. The board may impose other conditions with respect to the exercise of employee stock options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. The board may accelerate the exercisability of any employee stock option or outstanding employee stock option in its discretion.

     Non-Employee Director Stock Options. Each of our non-employee directors may be granted non-qualified stock options, at the discretion of the board. Each non-employee director stock option will be evidenced by a written stock option agreement which will describe the non-qualified stock option granted, the number of shares covered by the grant, the exercise price, and the terms and conditions applicable to exercise of the stock option, as the board may, in its sole discretion (subject to the provisions of the Plan), specify. The non-qualified stock options granted to non-employee directors will generally become exercisable in equal installments over a five year period following the date of grant so long as the non-employee director continues to serve as a member of our board of directors or is designated a Director Emeritus. However, the grant will become immediately exercisable in the event of the non-employee director's death or disability. Non-employee director stock options will be exercisable until the earlier to occur of the following two dates:

          o    the tenth anniversary of the date of grant of the stock option or

          o one year (two years in the case of a non-employee director who becomes disabled or dies) after the date the non-employee director ceases to be a member of our board of directors.

     Non-employee director stock options will be automatically canceled on the date a non-employee director ceases to be a member of our board of directors if such director is removed from our board of directors for cause.

     DETERMINATION OF EXERCISE PRICE OF STOCK OPTIONS

     The exercise price for stock options under the Plan is set by the board, but may not be less than one hundred percent of the fair market value (as defined in the Plan) of our common stock on the date we grant the stock option (one hundred and ten percent for incentive stock options for optionees who own more than ten percent of the total combined voting power of all classes of our securities). The maximum aggregate fair market value (determined as of the date of grant) of the shares to which incentive stock options held by an optionee become exercisable for the first time during any calendar year may not exceed $100,000.

     CHANGE IN CONTROL

     Any stock options granted under the Plan will generally become immediately exercisable or payable upon completion of any of the following transactions:

          o a third party purchases shares of our common stock or the common stock of West Pointe Bank And Trust Company pursuant to a tender or exchange offer;

          o any person becomes the beneficial owner, directly or indirectly, of twenty-five percent of our combined voting securities or the combined voting securities of West Pointe Bank And Trust Company;

          o the membership of our board of directors or the board of directors of West Pointe Bank And Trust Company changes as a result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period do not constitute a majority of the board of directors at the end of such period; or

          o our shareholders or the shareholders of West Pointe Bank And Trust Company approve a merger, consolidation, sale or disposition of substantially all of our assets or the assets of West Pointe Bank And Trust Company, or a plan of partial or complete liquidation.

     ADMINISTRATION OF THE PLAN

          The Plan is currently administered by the board. Members of the board have received stock options under the Plan. Subject to the provisions of the Plan and applicable law, the board has the full power and authority to do the following:

          o determine when and to whom stock options are granted under the Plan;

          o determine the type or types of stock options to be granted to our employees under the Plan;

          o determine the number of shares to be covered by, or the payments, rights, or other matters to be calculated in connection with, the stock options to be granted under the Plan;

          o determine the terms and conditions of the stock options to be granted under the Plan;

          o determine whether, to what extent, and under what circumstances stock options may be settled or exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited, or suspended;

          o determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to a stock option shall be deferred either automatically or at the election of the holder thereof or of the board;

          o interpret and administer the Plan and any instrument or agreement relating to, or stock option granted under, the Plan;

          o establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

          o make any other determination and take any other action that the board deems necessary or desirable for the administration of the Plan.

     TERMINATION AND AMENDMENT OF THE PLAN

     The Plan will terminate on and no stock options may be granted under it after termination by the board of directors. Unless otherwise provided for in the Plan or a stock option agreement, stock options granted under the Plan may be amended, and the authority of the board to amend, alter, adjust, suspend, discontinue, or terminate any stock option or to waive any conditions or rights under any stock option grant will continue after the Plan terminates. Our board may amend, alter, suspend, discontinue or terminate the Plan, or any portion thereof, at any time; provided that any such amendment, alteration, suspension, or discontinuation must be approved by a vote of our shareholders, as provided in the Plan, if required by any tax or regulatory requirement.

     UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to participation in the Plan and with respect to the sale of common stock acquired upon exercise of the stock options received under the Plan. Since tax regulations may change or interpretations may differ, the optionee should consult with his/her own tax and legal advisors. Optionees should also consult with his/her own tax and legal advisors regarding the application of any state, local, and foreign taxes and any federal gift, estate and inheritance taxes.

     Incentive Stock Options

     Recipients of incentive stock options are not required to recognize income, and we are not allowed to take a deduction, upon the grant of such options. Similarly, upon exercise of any incentive stock options, the optionee will not be required to recognize income, and we will not be allowed to take a deduction. The optionee's basis in the shares of common stock received upon exercise will equal the aggregate exercise price paid for such shares. Furthermore, the Internal Revenue Code of 1986, as amended, requires the optionee to include in his alternative minimum taxable income the difference between the fair market value of the shares of our common stock received on the date of exercise and the aggregate exercise price of such shares.

     Shares Held for More Than Twelve Months. If an optionee holds shares for more than twelve months from the date of exercise and does not dispose of the shares for at least two years after the date of grant, upon disposition the optionee will not recognize any ordinary income, and we will not be allowed to take a deduction. The difference, however, between the amount that the optionee realizes upon disposition of his shares and his basis in those shares will be long-term capital gain or loss, assuming he held the shares as a capital asset at the time of disposition.

     Shares Held for Twelve Months or Less. If the optionee held the shares for less than twelve months from the date of exercise or he disposes of the shares within two years of the date of grant, upon disposition the optionee may need to recognize ordinary income. To calculate the amount of ordinary income that must be recognized, make the following determinations and calculations:

          o determine which is smaller: (a) the amount realized on disposition of the shares or (b) the fair market value of the shares on the date of exercise;

          o next, subtract the basis from the smaller amount. This is the amount of ordinary income that must be recognized.

     To the extent that the optionee recognizes ordinary income, we generally are allowed to take a deduction. Additionally, the optionee will recognize a short-term capital gain to the extent that the amount realized upon disposition of those shares exceeds the fair market value of those shares on the date he exercised the stock option. The optionee will recognize a short-term capital loss to the extent that his basis in the shares exceeds the amount realized upon disposition of those shares.

     Non-Qualified Stock Options

     In the case of non-qualified options, generally there is no taxable event at grant; rather, the excess of (i) the value of the stock on the date it is acquired pursuant to exercise of the option over (ii) the exercise price plus the amount, if any, paid for the option must be included in the recipient's gross income at the time of the receipt of the stock pursuant to the exercise of the option, or, if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a non-qualified option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the recipient may elect to include such amount in gross income in the year the stock is received pursuant to exercise of the option. In addition, the Company will be entitled to a deduction in an amount equal to the amount included in the income of the optionee.

     Taxation of Capital Gains

     Upon disposition of shares of common stock received upon exercise of a stock option, the optionee will recognize either long-term or short-term capital gain, depending on the holding period.

     MARKET VALUE OF COMMON STOCK

     As of February 15, 2001, the last reported sales price per share of common stock was $55.00. Our common stock is not traded on any exchange or over the counter.

     NEW PLAN BENEFITS

     Because any award granted under the Plan is made by the board in its sole discretion at the time of grant, awards to be received by individual participants are not determinable. In addition, awards are dependent upon a number of factors, including the value of our common stock on future dates and exercise decisions made by participants. As a result, the benefits that might be received by participants receiving discretionary grants under the Plan are not determinable.

     The following table sets forth the number of options that were granted to each of the following persons or groups under the Plan, prior to amendment, during 2000. We cannot determine the number of options that would have been granted to those listed in the last completed fiscal year under the Plan as amended. However, we have no reason to believe that the number of options granted under the Plan prior to amendment would be any different under the Plan as amended.

                    NAME AND POSITION                                  OPTIONS GRANTED
                    -----------------                                  ---------------
         Harry E. Cruncleton                                                 2.500
         Chairman of the Board

         Terry W. Schaefer                                                   2,500
         President and Chief Operating Officer and Director

         Executive Group                                                     8,000

         Non-Executive Director Group                                        6,000

         Non-Executive Employee Group                                            0

                                   ----------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE WEST POINTE BANCORP, INC. 1998 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES WITH RESPECT TO WHICH OPTIONS MAY BE
                 GRANTED UNDER THE PLAN FROM 50,000 TO 250,000.

GENERAL INFORMATION

     Shareholder Proposals Included in Proxy Statement.

     For inclusion in the Company's proxy statement and form of proxy, any proposals of shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Company no less than 120 calendar days before the date that the prior year's proxy statement is released to shareholders, November 16, 2001. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

     Shareholder Proposals Not Included in Proxy Statement.

     Under our articles of incorporation, to nominate one or more directors and/or propose proper business from the floor for consideration at the 2002 Annual Meeting of Shareholders, other than by inclusion in the proxy statement and form of proxy pursuant to the preceding paragraph, shareholders must provide written notice. In general, such notice should be delivered or mailed by first-class United States mail, postage prepaid, to the Secretary at the Company's address not earlier than sixty (60) days prior to such meeting, and not later than thirty (30) days prior to such meeting. However, if less than thirty-one days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day of which notice was mailed to shareholders. These time limits are separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement. The Company's articles set out specific requirements which such written notices must satisfy. Any shareholder filing a notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons therefor, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

     Other Information.

     The board of directors knows of no matter, other than those referred to in this proxy statement, which will be presented at the meeting. However, if any other matters, including a shareholder proposal excluded from this proxy statement pursuant to the rules of the Securities and Exchange Commission, properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unwilling or unable to serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the board of directors may recommend, unless, prior to the meeting, the board has eliminated that directorship by reducing the size of the board. The board is not aware that any nominee herein will be unwilling or unable to serve as a director.

     The Company will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. A few officers and regular employees will participate in the solicitation, without additional compensation.

     You are urged to mark, sign, date, and return your proxy promptly. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

                                             J. E. CRUNCLETON
                                             Corporate Secretary

     March 16, 2001

                                                              PRELIMINARY COPIES

                               [LOGO] WEST POINTE
                                  BANCORP, INC.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    PLEASE COMPLETE, DATE, SIGN AND MAIL THE
          DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.


                             DETACH PROXY CARD HERE
                           (continued from other side)

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
     HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE BUT THE       [logo]     WEST POINTE
     PROXY IS SIGNED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR                     BANCORP, INC.
     DIRECTOR AND FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE.



                                                                                     If you personally plan to attend the Annual
                                                                                     Meeting of Shareholders, please check the box
                                                                                     below and list names of attendees on reverse
                                        Signed:                                      side.
                                               ---------------------------------
                                                                                     Return this stub in the enclosed envelope with
                                               ---------------------------------     your completed proxy card.

                                        Dated:                            , 2001     I/We do plan to attend the 2001 meeting.   [ ]
                                               ---------------------------

IMPORTANT: Please sign exactly as your name(s) appear above. If stock is held jointly, all joint owners must sign. Executors, administrators, trustees, guardians, custodians, corporate officers and others signing in a representative capacity should put their full title.

                                 REVOCABLE PROXY

         This Proxy is solicited on behalf of the board of directors of                                 PLEASE LIST
                            West Pointe Bancorp, Inc.                                           NAMES OF PERSONS ATTENDING:

The undersigned shareholder(s) hereby appoint(s) Terry W. Schaefer and Bruce A.
Bone to serve as proxies for the undersigned, with full power of substitution,
to act and to vote all of the common stock of West Pointe Bancorp, Inc. that the     ----------------------------------------------
undersigned would be entitled to vote if personally present at the Annual
Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street,
Belleville, IL, on Wednesday April 11, 2001 at 10:00 a.m., or at any adjournment     ----------------------------------------------
or adjournments thereof. The proxies are directed to vote as instructed on the matters set forth on this card and all other matters at their discretion which
may properly come before the meeting. The matters listed below were proposed by      ----------------------------------------------
the Company. The undersigned acknowledges that he/she has received a copy of the
Notice of Annual Meeting and Proxy Statement.
                                                                                     ----------------------------------------------
To elect Harry E. Cruncleton and William C. Allison as directors to serve on the board of directors, each for a three year term until their respective successors
are elected and qualified.                                                           ----------------------------------------------

          [ ] FOR all nominees listed        [ ] WITHHOLD AUTHORITY to vote for
                                                 all nominees listed

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.

--------------------------------------------------------------------------------

APPROVAL OF THE ADOPTION OF AN AMENDMENT TO WEST POINTE BANCORP, INC.'S ARTICLES
OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
FROM 1,000,000 TO 10,000,000.

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE WEST POINTE BANCORP, INC. 1998
STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES WITH RESPECT TO WHICH OPTIONS
MAY BE GRANTED UNDER THAT PLAN FROM 50,000 TO 250,000.

          [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR
AND "FOR" EACH OF THE OTHER PROPOSALS.

                 AMENDED AND RESTATED WEST POINTE BANCORP, INC.

                             1998 STOCK OPTION PLAN


SECTION 1.  PURPOSE.

         The purposes of the West Pointe Bancorp, Inc. 1998 Stock Option Plan are to promote the interests of the Company, its affiliates, and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees and directors of the Company and its affiliates; (ii) motivating such employees and Eligible Directors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees and Eligible Directors to participate in the long-term growth and financial success of the Company.

SECTION 2.  DEFINITIONS.

         As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean the Bank or any present or future corporation that would be a "parent" or "subsidiary" corporation as defined in Sections 424(f) and (g), respectively, of the Code.

         "Award" shall mean any grant of Options or Director Options.

         "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant or Eligible Director.

         "Bank" shall mean West Pointe Bank And Trust Company.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean an event deemed to occur if and when (a) an offer or other than the Company purchases shares of the common stock of the Company or the Bank pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange
Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Bank representing twenty-five percent (25%) or more of the combined voting power of the Company's or the Bank's then outstanding securities, (c) the membership of the board of directors of the Company or the Bank changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Bank approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Bank's assets, or a plan of partial or complete liquidation. If any of the events enumerated in clauses (a) - (d) occur, the Board shall determine the effective date of the change in control resulting therefrom, for purposes of the Plan.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean a committee of the Board consisting of at least two nonemployee directors designated by the Board to administer the Plan. If a separate committee is not designated by the Board, the Board shall serve as the Committee for all purposes under the Plan.

         "Company" shall mean West Pointe Bancorp, Inc., an Illinois corporation, together with any successor thereto.

         "Director Option" shall mean a Non-Qualified Stock Option granted to an Eligible Director pursuant to Section 6(e).

         "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code. For purposes of the Plan, all determinations as to whether a Participant has become disabled shall be made by a majority of the Board upon the basis of such evidence as it deems necessary or desirable, and shall be final and binding on all interested persons.

         "Effective Date" shall mean the date of shareholder approval of the Plan.

         "Eligible Director" shall mean, on any date, a person who is serving as a member of the Board but shall not include a person who is an Employee.

         "Employee" shall mean an employee of the Company or any Affiliate.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall be determined as follows:

         (a) If the Shares are traded or quoted on the Nasdaq Stock Market at the time of grant of the Award, then the Fair Market Value shall be the average of the highest and lowest selling price on such exchange on the date such Award is granted or, if there were no sales on such date, then on the next prior business day on which there was a sale.

         (b) If the Shares are not traded or quoted on the Nasdaq Stock Market, then the Fair Market Value shall be a value determined by the Committee in good faith on such basis as it deems appropriate.

         "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

         "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option but shall not include a Director Option.

         "Participant" shall mean any Employee or Eligible Director selected by the Committee to receive an Award of Options or Director Options, as appropriate.

         "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

         "Plan" shall mean this West Pointe Bancorp, Inc. 1998 Stock Option
Plan.

         "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

         "Shares" shall mean common shares of the Company, or such other securities of the Company as may be designated by the Committee from time to time.

         "Ten Percent Stockholder" shall mean any stockholder who, at the time an Incentive Stock Option is granted to such stockholder, owns (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the voting power of all classes of stock of the Company.

         "Termination for Cause" shall mean termination because of a Participant's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or material breach of any provision of any employment agreement between the Company or the Bank and a Participant.

SECTION 3.  ADMINISTRATION.

         (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances

Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

         (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4.  SHARES AVAILABLE FOR AWARDS.

         (a) SHARES AVAILABLE. Subject to adjustment as provided in Section 4(b), the number of Shares with respect to which Options and Director Options may be granted under the Plan shall be two hundred and fifty thousand. If, after the effective date of the Plan, any Shares covered by an Option or Director Option granted under the Plan, or to which such an Option or Director Option relates, are forfeited, or if an Option or Director Option otherwise terminates or is canceled without the delivery of Shares, then the Shares covered by such Option or Director Option, or to which such Option or Director Option relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Options and Director Options may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Options and Director Options may be granted. In the event that any Option or Director Option is exercised through the delivery of Shares, the number of Shares available for Awards under the plan shall be increased by the number of Shares surrendered.

         (b) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall proportionately adjust any or all (as necessary) of (i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including an Award pursuant to Section 6(e), (ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award; provided, in each case, that with respect to Awards of Incentive Stock

Option no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time to time amended.

         (c) SOURCES OF SHARES. Any Shares delivered pursuant to an Option or Director Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5. ELIGIBILITY. An Employee, including any officer or employee-director of the Company, who is not a member of the Committee shall be eligible to be designated a Participant. Each Eligible Director shall be eligible to receive Director Options in accordance with Section 6(e) hereof.

SECTION 6.  OPTIONS AND DIRECTOR OPTIONS.

         (a) GRANT. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the option. The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of options. In such case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as from time to time amended, and any regulations implementing such statute, including without limitation, the requirements of Code Section 422(d), which limits the aggregate fair market value of Shares of which Incentive Stock Options are exercisable for the first time to $100,000 per calendar year. Each provision of the Plan and of each written option agreement relating to an Option designated an Incentive Stock Option shall be construed so that such Option qualifies as an Incentive Stock Option, and any provision that cannot be so construed shall be disregarded.

         (b) EXERCISE PRICE. The Committee shall establish the exercise price at the time each Option or Director Option is granted, which price shall not be less than one hundred percent (100%) of the per Share Fair Market Value on the date of grant. Notwithstanding any provision contained herein, in the case of an Incentive Stock Option, the exercise price at the time such Incentive Stock Option is granted to any Employee who, at the time of such grant, is a Ten Percent Stockholder, shall not be less than one hundred ten percent (110%) of the per Share Fair Market Value on the date of grant.

         (c) EXERCISE. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter; provided, in the case of an Incentive Stock Option, a Participant may not exercise such Option as an Incentive Stock Option after the earlier of (i) the date which is ten (10) years (five (5) years in the case of a Participant who is a Ten Percent Stockholder) after the date on which such Incentive Stock Option is granted, or
(ii) the date which is three (3) months (twelve (12) months in the case of a Participant who becomes Disabled, or who dies) after the date on which he ceases to be an employee of the Company or an Affiliate, and provided, further, that no Award of Options under the Plan shall vest more rapidly than ratably over a five-year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Participant remains employed by the Company or an Affiliate; provided, further, that an Award of Options shall be one hundred (100) percent vested upon a Participant's death or Disability. In the event of an Employee's Termination for Cause, his Options shall be canceled on the date he ceases to be an Employee. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable. The Committee shall have the right to accelerate the exercisability of any Option or outstanding Options in its discretion.

         (d) PAYMENT. No Shares shall be delivered pursuant to any exercise of an Option or Director Option until payment in full of the option price therefor is received by the Company. Such payment may be made in cash or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such option price.

         (e) DIRECTOR OPTIONS. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Directors to whom Director Options shall be granted, the number of shares to be covered by each Director Option and the conditions and limitations applicable to the exercise of each Director Option. Each Award of Director Options shall vest ratably over a five (5) year period whereby twenty percent (20%) of the Award shall vest on each of the first through the fifth anniversaries of the date of grant so long as the Eligible Director continues to serve as a member of the Board or is designated a Director Emeritus; provided, however, that the Award shall be one hundred (100) percent vested in the event of the Eligible Director's death or Disability. A Director Option shall be exercisable until the earlier to occur of the following two dates (i) the tenth anniversary of the date of grant of such Director Option or (ii) one (1) year (two (2) years in the case of an Eligible Director who becomes Disabled, or who dies) after the date the Eligible Director ceases to be a member of the Board, except that if the Eligible Director ceases to be a member of the Board upon Termination for Cause, his Director Option shall be canceled on the date he ceases to be a member of the Board. An Eligible Director may pay the exercise price of a Director Option in the manner described in Section 6(d).

         (f) EFFECT OF A CHANGE IN CONTROL. In the event of a Change in Control, all then outstanding Options and Director Options, shall (to the extent authorized or not prohibited by applicable law or regulations) become one hundred percent (100%) vested and exercisable as of the effective date of the Change in Control. If, in connection with or as a consequence of a Change in Control, the Company or the Bank is merged into or consolidated with another corporation, or if the Company or the Bank sells or otherwise disposes of substantially all of its assets to another corporation, then unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of then outstanding Options and Director Options with new options covering the stock of the successor corporation, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, such Options or Director Options shall be canceled as of the effective date of the merger, consolidation, or sale and the Participant or Eligible Director shall be paid in cash an amount equal to the difference between the Fair Market Value of the Shares subject to the Options or Director Options as of the effective date of the such corporate event and the exercise price of the Options or Director Options, as appropriate.

SECTION 7. AMENDMENT AND TERMINATION.

         (a) AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement

         (b) AMENDMENTS TO AWARDS. Except as provided under Section 3, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

         (c) CANCELLATION. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award of Options granted hereunder to be canceled in consideration of the granting to the holder of an alternative Award of Options having a Fair Market Value equal to the Fair Market Value of such canceled Award.

SECTION 8. GENERAL PROVISIONS.

         (a)      Nontransferability.

                  (i) Each Award, and each right under any Award, shall be exercisable only by the Participant during his or her lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or a transferee receiving such Award pursuant to a domestic relations order, or Section 8(a)(ii) as determined by the Committee.

                  (ii) No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the preceding sentence, the Committee shall have discretionary authority to permit the transfer of any Non-Qualified Stock Option to members of a Participant's immediate family, including trusts for the benefit of such family members and partnerships in which such family members are the only partners; provided, however, that a transferred Non-Qualified Stock Option may be exercised by the transferee on any date only to the extent that the Participant would have been entitled to exercise the Non-Qualified Stock Option on such date had the Non-Qualified Stock Option not been transferred. Any transferred Non-Qualified Stock Option shall remain subject to the terms and conditions of the Participant's Award Agreement.

         (b) NO RIGHTS TO AWARDS. No Employee, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

         (c) SHARE CERTIFICATES. All Shares or other securities of the Company delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange or national securities association upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates representing such Shares or other securities to make appropriate reference to such restrictions.

         (d) DELEGATION. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposed of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

         (e) WITHHOLDING. A Participant shall be required to pay to the Company and the Company is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or from any compensation or other amount owing to a Participant the amount of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes, including, but not limited to, the withholding of the issuance of Shares to be issued upon the exercise of any Option or Director Option until the Participant reimburses the Company for any amount required to be withheld.

         (f) AWARD AGREEMENTS. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto.

         (g) NO LIMIT ON OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

         (h) NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or an Affiliate. Further, the Company may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provide in the Plan or in any Award Agreement.

         (i) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares.

         (j) GOVERNING LAW. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Illinois, without giving effect to the choice of law principles thereof.

         (k) SEVERABILITY. If any provisions of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

         (l) OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recovery under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

         (m) NO TRUST OR FUND CREATED. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such rights shall be no greater than the right of any unsecured general creditor of the Company.

         (n) RULE 16B-3 COMPLIANCE. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable terms and conditions of Rule 16b-3 and any successor provisions. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         (o) HEADINGS. Heading are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         (p) NO IMPACT ON BENEFITS. Unless specifically provided under any other benefit plan of the Company or its Affiliates, Awards shall not be treated as compensation for purposes of calculating an Employee's or Eligible Director's rights under such benefit plans.

         (q) INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be made a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive and shall be independent of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, by contract, as a matter of law, or otherwise.

SECTION 9.        TERM OF THE PLAN.

         (a) EFFECTIVE DATE. The Plan shall become effective only upon approval by a majority of the Company's stockholders at an annual or special meeting of stockholders of the Company held not less than six (6) months after the date of adoption of the Plan by the Board.

         (b) EXPIRATION DATE. The Plan shall terminate on and no Award shall be granted under the Plan after the tenth anniversary of the Effective Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth anniversary of the Effective Date.